SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             OCEAN POWER CORPORATION
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                 94-3350291
                --------                                 ----------
 (State of incorporation or organization)  (I.R.S. Employer Identification No.)

                         5000 ROBERT J. MATTHEWS PARKWAY
                        EL DORADO HILLS, CALIFORNIA 95672
                    (Address of Principal Executive Offices)

                                   Copies to:

                             Clayton E. Parker, Esq.
                            Ronald S. Haligman, Esq.
                           Kirkpatrick & Lockhart LLP
                      201 S. Biscayne Boulevard, Suite 2000
                              Miami, Florida 33131
                                 (305) 539-3300

If this form relates to the If this form relates to the registration of a class of securities registration of a class of securities pursuant to Section 12(b) of the pursuant to Section 12(g) of the
Exchange   Act   and   is   effective    Exchange   Act   and   is   effective
pursuant   to   General   Instruction    pursuant   to   General   Instruction
A.(c),  please  check  the  following    A.(d),  please  check  the  following
box. [ ]                                 box. [X]

Securities  Act  registration  statement file number to which this form relates:
333-82638

Securities to be registered  pursuant to Section 12(b) of the Act:


                                         NAME OF EACH EXCHANGE
                TITLE OF EACH CLASS       ON WHICH EACH CLASS
                TO BE SO REGISTERED       IS TO BE REGISTERED
             -------------------------  ------------------------

                       None                       None

Securities to be registered pursuant to Section 12(g) of the Act:

      Common Stock, par value $0.01

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
        -------------------------------------------------------

        This information is incorporated by reference to the Registrant's Registration Statement on Form S-1, as amended (File No. 333-82638), filed with the Securities and Exchange Commission on February 13, 2002, as amended (the "Registration Statement"), in the section entitled "Description of Capital Stock."


ITEM 2. EXHIBITS.
        ---------

        THE FOLLOWING EXHIBITS ARE FILED AS PART OF THIS REGISTRATION STATEMENT:


EXHIBIT NO.   DESCRIPTION                         LOCATION
------------  --------------------------------- ------------------------------------

2.01          Sigma Share Purchase Agreement      Incorporated by reference to the
              dated July 25, 2000                 Registrant's Report filed on
                                                  Form 8-K/A on October 19, 2000

3.01          Certificate of Incorporation of     Incorporated by reference to
              Ocean Power Corporation Dated       Exhibit 3.01 to the Registrant's
              July 21, 1999                       Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

3.02          Bylaws of the Registrant            Incorporated by reference to
                                                  Exhibit 3.02 to the Registrant's
                                                  Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

3.03          Articles of Incorporation of        Incorporated by reference to
              Kaniksu American Mining Company     Exhibit 3.03 to the Registrant's
              (Idaho), predecessor of registrant  Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

3.04          Company (Idaho) Certificate of      Incorporated by reference to
              Amendment Kaniksu American Mining   Exhibit 3.04 to the Registrant's
              Dated August 28, 1995 name change   Registration Statement on
              to Kaniksu Ventures, Inc.           Form 10-SB filed on February 8,
                                                  2000

3.05          Certificate of Amendment Kaniksu    Incorporated by reference to
              Ventures, Inc., Dated April 2,      Exhibit 3.05 to the Registrant's
              1997 name change to Intryst, Inc.   Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

3.06          Articles of Amendment of Intryst,   Incorporated by reference to
              Inc., name change Dated December    Exhibit 3.06 to the Registrant's
              24, 1997 to PTC Group, Inc.         Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

3.07          Articles of Amendment of PTC        Incorporated by reference to
              Group, Inc., name change Dated      Exhibit 3.07 to the Registrant's
              July 14, 1999 to Ocean Power        Registration Statement on
              Corporation                         Form 10-SB filed on February 8,
                                                  2000

3.08          Articles of Merger of Ocean Power   Incorporated by reference to
              Corporation Idaho With Ocean Power  Exhibit 3.08 to the Registrant's
              Corporation Delaware Dated July     Registration Statement on
              28, 1999                            Form 10-SB filed on February 8,
                                                  2000

3.09          Certificate of Merger of Foreign    Incorporated by reference to
              and Domestic Corporation dated      Exhibit 3.09 to the Registrant's
              July 28, 1999                       Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

5.01          Opinion re:  legality               Incorporated by reference to
                                                  Exhibit 5.01 to the Registrant's
                                                  Registration Statement on Form
                                                  SB-2 filed on February 13, 2002

10.01         STM/GSI-Ocean Power Licensing       Incorporated by reference to
              Agreement                           Exhibit 10.01 to Registrant's
                                                  Amendment to Registration
                                                  Statement on Form 10-SB/A filed
                                                  on February 6, 2001

EXHIBIT NO.   DESCRIPTION                         LOCATION
------------  --------------------------------- ------------------------------------
10.02         Employment Agreement (Joseph P.     Incorporated by reference to
              Maceda)                             Exhibit 10.02 to the Registrant's
                                                  Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

10.03         Employment Agreement (J. Michael    Incorporated by reference to
              Hopper)                             Exhibit 10.03 to the Registrant's
                                                  Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

10.04         Employment Agreement (Lori L.       Incorporated by reference to
              O'Brien)                            Exhibit 10.04 to the Registrant's
                                                  Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

10.05         Employment Agreement (Robert        Incorporated by reference to
              Campbell)                           Exhibit 10.05 to the Registrant's
                                                  Registration Statement on
                                                  Form 10-SB filed on February 8,
                                                  2000

10.06         Memorandum of Understanding with    Incorporated by reference to
              HyPerTech dated 15 June, 2000       Exhibit 10.06 to Registrant's
                                                  Amendment to Registration
                                                  Statement on Form 10-SB/A filed
                                                  on February 6, 2001

10.07         Purchase Order Memorandum of        Incorporated by reference to
              Understanding with Ecological       Exhibit 10.07 to Registrant's
              Engineering & Monitoring, Inc.      Amendment to Registration
              dated 16 January, 2000              Statement on Form 10-SB/A filed
                                                  on February 6, 2001

10.08         Design and Procurement agreement    Incorporated by reference to
              between Sigma and Ricardo, Inc.     Exhibit 10.08 to the Registrant's
              dated February 23, 2001             Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.09          Letter of Intent with Hadwaco Oy   Incorporated by reference to
              dated March 8, 2001                 Exhibit 10.09 to the Registrant's
                                                  Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.10         Letter of Intent with Hadwaco Oy    Incorporated by reference to
              dated November 28, 2000             Exhibit 10.10 to the Registrant's
                                                  Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.11         Letter of Intent with Organic       Incorporated by reference to
              Power dated March 14, 2001          Exhibit 10.11 to the Registrant's
                                                  Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.12         Memorandum of Understanding with    Incorporated by reference to
              Organic Power dated December 20,    Exhibit 10.12 to the Registrant's
              2000                                Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.13         Memorandum of Understanding with    Incorporated by reference to
              Ecological Engineering &            Exhibit 10.13 to the Registrant's
              Monitoring, Inc. dated November     Annual Report on Form 10-KSB
              15, 2000                            filed on September 4, 2001

10.14         Memorandum of Understanding with    Incorporated by reference to
              Battelle Memorial Institute,        Exhibit 10.14 to the Registrant's
              Pacific Northwest Division dated    Annual Report on Form 10-KSB
              October 12, 2000                    filed on September 4, 2001

10.15         Licensing Agreement with            Incorporated by reference to
              Aquamax/Keeran dated September 21,  Exhibit 10.15 to the Registrant's
              2000                                Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

EXHIBIT NO.   DESCRIPTION                         LOCATION
------------  --------------------------------- ------------------------------------
10.16         Project Collaborative with          Incorporated by reference to
              EPRIsolutions dated February 20,    Exhibit 10.16 to the Registrant's
              2001                                Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.17         Heads of Agreement and Affiliate    Incorporated by reference to
              System Guidelines with CIMA         Exhibit 10.17 to the Registrant's
              Capital, LLC dated March 30, 2000   Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.18         Joint Venture Agreement with        Incorporated by reference to
              Apollo Water and Power              Exhibit 10.18 to the Registrant's
              International, Inc. dated February  Annual Report on Form 10-KSB
              23, 2001                            filed on September 4, 2001

10.19         Joint Venture Agreement with        Incorporated by reference to
              Caribbean Water and Power, Inc.     Exhibit 10.19 to the Registrant's
              dated February 23, 2001             Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.20         Co-operation Agreement between      Incorporated by reference to
              Sigma and Kockums AB dated          Exhibit 10.20 to the Registrant's
              November 14, 2000                   Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

10.21         Employment Agreement dated          Incorporated by reference to
              September ___, 2001, between Ocean  Exhibit 10.21 to the Registrant's
              Power and Cheng-guan (Michael)      Registration Statement on Form
              Quash                               SB-2 filed on February 13, 2002

10.22         Securities Purchase Agreement       Incorporated by reference to
              dated November 29, 2001 between     Exhibit 10.22 to the Registrant's
              Ocean Power and Cornell Capital     Registration Statement on Form
              Partners, L.P.                      SB-2 filed on February 13, 2002

10.23         Investor Registration Rights        Incorporated by reference to
              Agreement dated November 29, 2001   Exhibit 10.23 to the Registrant's
              between Ocean Power and Cornell     Registration Statement on Form
              Capital Partners, L.P.              SB-2 filed on February 13, 2002

10.24         Escrow Agreement dated November     Incorporated by reference to
              29, 2001 between Ocean Power,       Exhibit 10.24 to the Registrant's
              Cornell Capital partners, L.P.,     Registration Statement on Form
              Butler Gonzalez, LLP and First      SB-2 filed on February 13, 2002
              Union National Bank

10.25         Form of Debenture                   Incorporated by reference to
                                                  Exhibit 10.25 to the Registrant's
                                                  Registration Statement on Form
                                                  SB-2 filed on February 13, 2002

10.26         Transfer Agent Instructions dated   Incorporated by reference to
              November 29, 2001 between Ocean     Exhibit 10.26 to the Registrant's
              Power, Cornell Capital Partners,    Registration Statement on Form
              L.P., Butler Gonzalez LLP and       SB-2 filed on February 13, 2002
              Interstate Transfer Company

10.27         Equity Line of Credit Agreement     Incorporated by reference to
              dated November 29, 2001 between     Exhibit 10.27 to the Registrant's
              Ocean Power and Cornell Capital     Registration Statement on
              Partners, L.P.                      Amendment No. 2 to Form SB-2
                                                  filed on May 30, 2002

10.28         Registration Rights Agreement       Incorporated by reference to
              dated November 29, 2001 between     Exhibit 10.28 to the Registrant's
              Ocean Power and Cornell Capital     Registration Statement on Form
              Partners, L.P.                      SB-2 filed on February 13, 2002

10.29         Escrow Agreement dated November     Incorporated by reference to
              29, 2001 between Ocean Power,       Exhibit 10.29 to the Registrant's
              Cornell Capital Partners, L.P.,     Registration Statement on Form
              Butler Gonzalez LLP and First       SB-2 filed on February 13, 2002
              Union National Bank



EXHIBIT NO.   DESCRIPTION                         LOCATION
------------  --------------------------------- ------------------------------------
10.30         Placement Agent Agreement between   Incorporated by reference to
              Ocean Power and Westrock Advisors,  Exhibit 10.30 to the Registrant's
              Inc.                                Registration Statement on Form
                                                  SB-2 filed on February 13, 2002

21.01         Subsidiaries of the Registrant      Incorporated by reference to
                                                  Exhibit 21.01 to the Registrant's
                                                  Annual Report on Form 10-KSB
                                                  filed on September 4, 2001

23.01         Consent of Independent Auditors     Incorporated by reference to
                                                  Exhibit 23.01 to the Registrant's
                                                  Registration Statement on
                                                  Amendment No. 3 to Form SB-2
                                                  filed on June 14, 2002

23.02         Consent of Kirkpatrick & Lockhart   Incorporated by reference to
              LLP                                 Exhibit 5.01 to the Registrant's
                                                  Registration Statement on Form
                                                  SB-2 filed on February 13, 2002

24.01         Power of Attorney                   Incorporated by reference to
                                                  Exhibit 24.01 to the Registrant's
                                                  Registration Statement on
                                                  Amendment No. 3 to Form SB-2 on
                                                  June 14, 2002

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          OCEAN POWER CORPORATION



June 14, 2002                             By: /s/ Joseph P. Maceda
                                              --------------------
                                              Joseph P. Maceda
                                              President